SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 10, 2002

                                  E-Z-EM, INC..
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                1-11479                               11-1999504
      (Commission File Number)             (IRS Employer Identification No.)

                    717 Main Street, Westbury, New York 11590
          (Address of Principal Executive Offices, Including Zip Code)

                                 (516) 333-8230
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.     OTHER EVENTS

            On July 10, 2002, E-Z-EM, Inc. issued a press release announcing a plan to combine its outstanding shares of Class A common stock and Class B common stock into a single class of common stock.

            A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c) Exhibits

            Exhibit 99.1 Press Release dated July 10, 2002.

                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2002                 E-Z-EM, INC.
                                     (Registrant)


                                     By:  /s/ Anthony A. Lombardo
                                          -------------------------------------
                                          Anthony A. Lombardo
                                          President and Chief Executive Officer